Exhibit 10.1

AMENDMENT NO. 2
TO FINANCING AGREEMENT
AMENDMENT NO. 2 TO FINANCING AGREEMENT, dated as of March 30, 2020 (this “Amendment”), to the Financing Agreement, dated as of December 15, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among IWCO Direct Holdings Inc., a Delaware corporation (the “Parent”), MLGS Merger Company, Inc., a Delaware corporation (the “Initial Borrower”) and immediately upon the consummation of the IWCO Acquisition (as defined in the Financing Agreement), Instant Web, LLC, a Delaware corporation (the “Borrower”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder or otherwise guaranties all or any part of the Obligations (as defined therein), each a “Guarantor” and, collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and, collectively, the “Lenders”), Cerberus Business Finance, LLC, as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and Cerberus Business Finance, LLC, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and, collectively, the “Agents”).
WHEREAS, the Loan Parties have requested that the Agents and the Lenders amend certain terms and conditions of the Financing Agreement as hereafter set forth; and
WHEREAS, the Agents and the Lenders party hereto (the “2020 Deferral Lenders”) are willing to amend such terms and conditions of the Financing Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. Definitions. All terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.
2.     Amendments.
a.New Definitions. Section 1.01 of the Financing Agreement is hereby amended by adding the following definitions, in appropriate alphabetical order:

a.	“2020 Deferral Lenders” means each Lender party to Amendment No. 2, including their permitted successors and assignees.

b.	“Amendment No. 2” means Amendment No. 2 to Financing Agreement, dated as of March 30, 2020, by and among the Loan Parties, the Agents and the Required Lenders.

c.	“Amendment No. 2 Effective Date” means the ‘Amendment Effective Date’ as set forth in Amendment No. 2.

b.Existing Definitions. The following definitions in Section 1.01 of the Financing Agreement are hereby amended as follows:
a.The definition of “Compliance Date” is hereby amended to delete the text “$15,000,000” appearing in such definition and insert the text “$14,500,000” in lieu thereof.

b.The definition of “Consolidated EBITDA” is hereby amended to (x) insert the text “and” immediately after sub-clause (b)(vii) of such definition and (y) insert the following new sub-clause (b)(viii) in numerical order:

“(b)(viii)     any expenses or charges relating to (A) Amendment No. 2 and (B) any amendment or other modification of the Loans or other Indebtedness,”.

c.Clause (b)(i) of the definition of “Excess Cash Flow” is hereby amended and restated in its entirety to read:

“(i) all cash principal payments (excluding any principal payments made pursuant to Section 2.05(b) or Section 2.05(c)) on the Loans made (or which would have been made, solely in the case of quarterly installments due to the 2020 Deferred Lenders for the fiscal quarters ending March 31, 2020 and June 30, 2020, without regard to the first proviso in Section 2.03(b)) during such period (but, in the case of the Revolving Loans, only to the extent that the Total Revolving Credit Commitment is permanently reduced by the amount of such payments), and all cash principal payments on Indebtedness (other than Indebtedness incurred under this Agreement) of such Person or any of its Subsidiaries during such period to the extent such other Indebtedness is permitted to be incurred, and such payments are permitted to be made, under this Agreement (but, in the case of revolving loans, only to the extent that the revolving credit commitment in respect thereof is permanently reduced by the amount of such payments)”

d.Clause (b)(v) of the definition of "Excess Cash Flow" is hereby amended and restated in its entirety to read:

"(v) (A) income taxes paid in cash by such Person and its Subsidiaries for such period and (B) distributions described in clause (c) of "Permitted Restricted Payments" to the extent such distributions are actually paid during such period, provided that, solely for purposes of calculating Excess Cash Flow for the calendar year ending December 31, 2020, the amount of distributions permitted to be deducted pursuant to this clause (v)(B) shall be the amount of distributions which would otherwise be permitted to be distributed during such calendar year without

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regard to the dollar limitation set forth in subclause (iv) of clause (c) of "Permitted Restricted Payments."

e.Clause (c) of the definition of "Permitted Restricted Payments" is hereby amended by (A) deleting the word "and" before "(iii)" and (B) inserting the following new clause (iv) at the end thereof:

"and (iv) the maximum aggregate amount of such distributions shall not exceed $5,000,000 during the calendar year ending December 31, 2020."

c.Amendments to Financing Agreement.

(i)    Section 2.03(b) of the Financing Agreement shall be amended by inserting the following text immediately prior to the proviso in such Section:
“provided that no quarterly installment shall be required to be paid for the fiscal quarters ending on March 31, 2020 and June 30, 2020 to any of the 2020 Deferral Lenders, it being understood that the aggregate principal amount due to such 2020 Deferral Lenders on the Final Maturity Date shall be increased on a pro rata basis by the amount of the quarterly installment which would have been paid or payable to such 2020 Deferral Lender under this clause (b);”;
(ii)    Section 2.05(c)(i) of the Financing Agreement shall be amended by inserting the following proviso at the end of such Section:
“; provided that no payment pursuant to this Section 2.05(c)(i) shall be required to be made in respect of the calendar year ending December 31, 2019.”;
(iii)    Section 7.03 of the Financing Agreement shall be amended by deleting the text “$15,000,000” appearing in such Section and inserting the text “$14,500,000” in lieu thereof.
3.     Representations and Warranties. Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows:
a.Representations and Warranties; No Event of Default. The representations and warranties herein, in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered by or on behalf of the Loan Parties to any Agent or any Lender pursuant to the Financing Agreement or any other Loan Document on or immediately prior to the Amendment Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and

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correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date), and no Default or Event of Default has occurred and is continuing as of the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.
b.Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited company, limited liability company, exempted limited partnership or limited partnership duly organized, validly existing and, where such (or similar) concept has a legal meaning in a particular jurisdiction, in good standing under the laws of the state or jurisdiction of its incorporation or organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated, and, in the case of the Borrower, to make the borrowings thereunder, and to execute and deliver this Amendment, and to consummate the transactions contemplated hereby and by the Financing Agreement, as amended hereby, and (iii) is duly qualified to do business in and, where such (or similar) concept has a legal meaning in a particular jurisdiction, is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and, where such (or similar) concept has a legal meaning in a particular jurisdiction, in good standing be in good standing could not reasonably be expected to have a Material Adverse Effect.
c.Authorization, Etc. The execution and delivery by each Loan Party of this Amendment and each other Loan Document to which it is or will be a party, and the performance by it of the Financing Agreement, as amended hereby, (i) are within the power and authority of such Loan Party and have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable material Requirement of Law or (C) any material Contractual Obligation binding on or otherwise affecting it or any of its properties (other than with respect to the IStar Dispute), (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document or with respect to the IStar Dispute) upon or with respect to any of its properties and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except , in the case of clause (iv), to the extent where such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect (other than with respect to the IStar Dispute).
d.Enforceability of Loan Documents. This Amendment is, and each other Loan Document to which any Loan Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy,

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insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by principles of equity.
4.     Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full, in a manner satisfactory to the Agents, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being hereinafter referred to as the “Amendment Effective Date”):
a.Payment of Fees, Etc. The Borrowers shall have paid on or before the Amendment Effective Date (i) an amendment fee equal to $500,000, payable in immediately available funds to the Administrative Agent for the ratable benefit of the Lenders signatory hereto, and (ii) all other fees, costs, expenses and taxes then payable, if any, pursuant to Section 2.06 or 12.04 of the Financing Agreement to the extent invoiced at least two (2) Business Days prior to the Amendment Effective Date.
b.Representations and Warranties. The representations and warranties contained in this Amendment and in Article VI of the Financing Agreement and in each other Loan Document shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date).
c.No Default; Event of Default. No Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms.
d.Delivery of Documents. The Collateral Agent shall have received on or before the Amendment Effective Date, this Amendment in form and substance satisfactory to the Collateral Agent, dated the Amendment Effective Date and duly executed by the Loan Parties, each Agent and the Required Lenders.
e.Material Adverse Effect. The Agents shall have determined, in their reasonable judgment, that no event or development shall have occurred since December 31, 2017, which could reasonably be expected to have a Material Adverse Effect.
f.Liens; Priority. The Agents shall be satisfied that the Collateral Agent has been granted, and holds, for the benefit of the Agents and the Lenders, a perfected, first priority Lien on and security interest in all of the Collateral, subject only to Permitted Liens, to the extent such Liens and security interests are required pursuant to the Loan Documents to be granted or perfected on or before the Amendment Effective Date.

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g.Approvals. All consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with any Loan Document or the transactions contemplated thereby or the conduct of the Loan Parties’ business shall have been obtained or made and shall be in full force and effect. There shall exist no claim, action, suit, investigation, litigation or proceeding (including, without limitation, shareholder or derivative litigation) pending or, to the knowledge of any Loan Party, threatened in any court or before any arbitrator or Governmental Authority which (i) relates to the Loan Documents or the transactions contemplated thereby or (ii) could reasonably be expected to have a Material Adverse Effect.
5.     Continued Effectiveness of the Financing Agreement and Other Loan Documents. Each Loan Party hereby (a) acknowledges and consents to this Amendment, (b) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date, all references in any such Loan Document to “the Financing Agreement”, the “Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (c) confirms and agrees that, to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, for the benefit of the Agents and the Lenders, or to grant to the Collateral Agent, for the benefit of the Agents and the Lenders, a security interest in or Lien on any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Financing Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Amendment does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties’ obligations to repay the Loans in accordance with the terms of Financing Agreement or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Financing Agreement or any other Loan Document nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.
6.     No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby.
7.     No Representations by Agents or Lenders. Each Loan Party hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by any Agent or any Lender, other than those expressly contained herein, in entering into this Amendment.
8.     Release. Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against any Agent or any Lender (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing) and (b) the Agents and the Lenders have heretofore properly performed and satisfied in a timely

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manner all of their obligations to the Loan Parties, and all of their Subsidiaries and Affiliates. Notwithstanding the foregoing, the Agents and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Agents and the Lenders, together with their respective Affiliates and Related Funds, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the “Released Parties”), from any and all debts, claims, allegations, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Amendment Effective Date directly arising out of, connected with or related to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or other advances or the Collateral. Each Loan Party represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim by any Releasor against any Released Party which would not be released hereby.
9.     Further Assurances. The Loan Parties shall execute any and all further documents, agreements and instruments, and take all further actions, as may be required under Applicable Law or as any Agent may reasonably request, in order to effect the purposes of this Amendment.
10.     Miscellaneous.
(a)     This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.
(b)     Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
(c)     This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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(d)     Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Financing Agreement. Accordingly, it shall be an immediate Event of Default under the Financing Agreement if (i) any representation or warranty made by any Loan Party under or in connection with this Amendment shall have been incorrect in any respect when made or deemed made, or (ii) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment.
(e)     Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.
BORROWER:
INSTANT WEB, LLC

By:	/s/ Jacob Hertel
Name: Jacob Hertel
Title: CFO
PARENT:
IWCO DIRECT HOLDINGS INC.

By:	/s/ Jacob Hertel
Name: Jacob Hertel
Title: CFO

Amendment No. 2 to Financing Agreement

GUARANTORS:
UNITED MAILING, INC.

By:	/s/ Jacob Hertel
Name: Jacob Hertel
Title: CFO
VICTORY ENVELOPE, INC.

By:	/s/ Jacob Hertel
Name: Jacob Hertel
Title: CFO
IWCO DIRECT NEW YORK, INC.

By:	/s/ Jacob Hertel
Name: Jacob Hertel
Title: CFO
IWCO DIRECT NORTH CAROLINA, INC.

By:	/s/ Jacob Hertel
Name: Jacob Hertel
Title: CFO
IWCO DIRECT TWIN, LLC

By:	/s/ Jacob Hertel
Name: Jacob Hertel
Title: CFO

Amendment No. 2 to Financing Agreement

COLLATERAL AGENT AND ADMINISTRATIVE AGENT:
CERBERUS BUSINESS FINANCE, LLC

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: General Counsel

Amendment No. 2 to Financing Agreement

LENDERS:

CERBERUS ASRS FUNDING LLC

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Vice President

CERBERUS ASRS HOLDINGS LLC

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Vice President

CERBERUS CAVALIERS LEVERED II LLC

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Vice President

CERBERUS CAVALIERS LEVERED
LOAN OPPORTUNITIES FUND, LLC

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Vice President

CERBERUS FSBA HOLDINGS LLC

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Vice President

CERBERUS FSBA LEVERED LLC

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Vice President

Amendment No. 2 to Financing Agreement

CERBERUS ICQ OFFSHORE LEVERED LP
By: Cerberus ICQ Offshore GP LLC
Its: General Partner

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Managing Director

CERBERUS ICQ OFFSHORE LOAN
OPPORTUNITIES MASTER FUND, L.P.
By: Cerberus ICQ Offshore Levered GP, LLC
Its: General Partner

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Managing Director

CERBERUS KRS LEVERED LOAN OPPORTUNITIES FUND, L.P.
By: Cerberus KRS Levered Opportunities GP, LLC
Its: General Partner

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Managing Director

CERBERUS LEVERED LOAN
OPPORTUNITIES FUND III, L.P.
By: Cerberus Levered Opportunities III GP, LLC
Its: General Partner

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Managing Director

CERBERUS LOAN FUNDING XVII LTD.
By: Cerberus ASRS Holdings LLC, its attorney-in-fact

By:	/s/ Philip Lindenbaum
Duly Authorized Signatory
Name: Philip Lindenbaum
Title: Managing Director

Amendment No. 2 to Financing Agreement

CERBERUS LOAN FUNDING XVIII L.P.
By: Cerberus LFGP XVIII, LLC
Its: General Partner

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Managing Director

CERBERUS LOAN FUNDING XIX L.P.
By: Cerberus LFGP XIX, LLC
Its: General Partner

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Managing Director

CERBERUS LOAN FUNDING XX L.P.
By: Cerberus LFGP XX, LLC
Its: General Partner

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Managing Director

CERBERUS LOAN FUNDING XXI L.P.
By: Cerberus LFGP XXI, LLC
Its: General Partner

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Managing Director

CERBERUS LOAN FUNDING XXII L.P.
By: Cerberus LFGP XXII, LLC
Its: General Partner

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Managing Director

Amendment No. 2 to Financing Agreement

CERBERUS LOAN FUNDING XXIII L.P.
By: Cerberus LFGP XXIII, LLC
Its: General Partner

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Managing Director

CERBERUS LOAN FUNDING XXIV L.P.
By: Cerberus LFGP XXIV, LLC
Its: General Partner

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Managing Director

CERBERUS LOAN FUNDING XXV LP
By: Cerberus LFGP XXV, LLC
Its: General Partner

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Managing Director

CERBERUS LOAN FUNDING XXVI L.P.
By: Cerberus LFGP XXVI, LLC
Its: General Partner

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Managing Director

CERBERUS LOAN FUNDING XXVII L.P.
By: Cerberus LFGP XXVII, LLC
Its: General Partner

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Managing Director

CERBERUS N-1 FUNDING LLC

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Managing Director

Amendment No. 2 to Financing Agreement

CERBERUS ND CREDIT HOLDINGS LLC

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Vice President

CERBERUS ND LEVERED LLC

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Vice President

CERBERUS NJ CREDIT
OPPORTUNITIES FUND, L.P.
By: Cerberus NJ Credit Opportunities GP, LLC
Its: General Partner

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Managing Director

CERBERUS OFFSHORE LEVERED III LP
By: COL III GP Inc.
Its: General Partner

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Vice President

CERBERUS OFFSHORE LEVERED LOAN
OPPORTUNITIES MASTER FUND III, L.P.
By: Cerberus Offshore Levered Opportunities III GP, LLC
Its: General Partner

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Managing Director

CERBERUS ONSHORE LEVERED III LLC

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Vice President

Amendment No. 2 to Financing Agreement

CERBERUS PSERS LEVERED LLC

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Vice President

CERBERUS PSERS LEVERED LOAN
OPPORTUNITIES FUND, L.P.
By: Cerberus PSERS Levered Opportunities GP, LLC
Its: General Partner

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Managing Director

CERBERUS REDWOOD LEVERED LOAN
OPPORTUNITIES FUND A, L.P.
By: Cerberus Redwood Levered Opportunities GP A, LLC
Its: General Partner

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Managing Director

CERBERUS REDWOOD LEVERED LOAN OPPORTUNITIES FUND B, L.P.
By: Cerberus Redwood Levered Opportunities GP B, LLC
Its: General Partner

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Managing Director

CERBERUS SWC LEVERED HOLDINGS II LP
By: CSL Holdings II GP LLC
Its: General Partner

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Managing Director

Amendment No. 2 to Financing Agreement

CERBERUS PNC FUNDING LLC

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Vice President

Amendment No. 2 to Financing Agreement

CERBERUS SWC LEVERED II LLC

By:	/s/ Philip Lindenbaum
Name: Philip Lindenbaum
Title: Vice President

Amendment No. 2 to Financing Agreement

MGG SF DRAWDOWN UNLEVERED FUND LP

By:
Name:
Title:

MGG SF DRAWDOWN UNLEVERED FUND II LP

By:
Name:
Title:

MGG SF DRAWDOWN UNLEVERED MASTER
FUND II (CAYMAN) LP

By:
Name:
Title:

MGG SF EVERGREEN MASTER FUND (CAYMAN)
LP

By:
Name:
Title:

MGG SF EVERGREEN UNLEVERED MASTER FUND II (CAYMAN) LP

By:
Name:
Title:

MGG (BVI) LIMITED

By:
Name:
Title:

Amendment No. 2 to Financing Agreement

MGG SF EVERGREEN UNLEVERED FUND LP

By:
Name:
Title:

MGG SF DRAWDOWN MASTER FUND (CAYMAN) LP

By:
Name:
Title:

MGG INSURANCE FUND SERIES INTERESTS OF THE SALI MULTI-SERIES, L.P.

By:
Name:
Title:

MGG OFFSHORE FUNDING I, LLC

By:
Name:
Title:

Amendment No. 2 to Financing Agreement

CION INVESTMENT CORPORATION

By:	/s/ Gregg Bresner
Name: Gregg Bresner
Title: Chief Investment Officer

33RD STREET FUNDING LLC

By:	/s/ Gregg Bresner
Name: Gregg Bresner
Title: Chief Investment Officer

34TH STREET FUNDING LLC

By:	/s/ Gregg Bresner
Name: Gregg Bresner
Title: Chief Investment Officer

MURRAY HILL FUNDING II, LLC

By:	/s/ Gregg Bresner
Name: Gregg Bresner
Title: Chief Investment Officer

Amendment No. 2 to Financing Agreement